EXHIBIT 10.1

Silicon Valley Bank

                           Amendment to Loan Documents


Borrower:    Adept Technology, Inc.

Date:        August 15, 2006


     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

     The Parties agree that the Loan and Security Agreement between them, dated April 22, 2004 (as otherwise amended, if at all, the "Loan Agreement") be extended beyond the maturity date stated in the Schedule to Loan and Security Agreement and remain in existence through and as of the date entered into by the parties hereto and be amended, as follows, effective as of August 15, 2006. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Modified Credit Limit. Section 1 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

          1.   CREDIT LIMIT
               (Section 1.1):     An amount not to exceed the following:

                                  (A)   the lesser of:

                                        (i)   $5,000,000 at any one time
                                        outstanding (the "Maximum Credit
                                        Limit"); or

                                        (ii)  the sum of the following:

                                              (a)   Accounts Loans. Loans (the
                                                    "Accounts Loans") in a total
                                                    amount outstanding at any
                                                    time not to exceed 80% (an
                                                    "Advance Rate") of the
                                                    amount of Borrower's
                                                    Eligible Accounts (as
                                                    defined in Section 8 above)
                                                    (the "Borrowing Base");


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                                              plus

                                              (b)   Overadvance Loans. Silicon
                                                    may, in its sole and
                                                    absolute discretion, make
                                                    Loans to Borrower from time
                                                    to time which exceed the
                                                    limitations on borrowing
                                                    against Eligible Accounts as
                                                    set forth in subparagraph
                                                    (a) above (the "Overadvance
                                                    Loans"). The aggregate
                                                    outstanding Overadvance
                                                    Loans shall not at anytime
                                                    exceed the lesser of:

                                                    (1)   $1,000,000; or

                                                    (2)   30% (an "Advance
                                                          Rate") of the amount
                                                          of Borrower's Eligible
                                                          Accounts (as defined
                                                          in Section 8 above).

                                                    Moreover, the aggregate
                                                    outstanding Loans shall not
                                                    at anytime exceed the
                                                    Maximum Credit Limit.

                                              plus

                                              (c)   Foreign Accounts. Foreign
                                                    Accounts (that are otherwise
                                                    Eligible Accounts except for
                                                    the Account Debtor being
                                                    located outside the United
                                                    States or Canada and which
                                                    have not been pre-approved
                                                    by Silicon in writing, are
                                                    not backed by a letter of
                                                    credit satisfactory to
                                                    Silicon or are not FCIA
                                                    insured satisfactory to
                                                    Silicon) up to a maximum of
                                                    25% of the Borrowing Base;


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                                              plus

                                              (d)   Non-Formula Loans. Loans in
                                                    the aggregate not to exceed
                                                    $3,000,000 provided that
                                                    Loans under this subclause
                                                    (ii)(d) shall only be
                                                    available to Borrower as
                                                    long as Borrower maintains
                                                    unrestricted cash (excluding
                                                    any Accounts Loans made
                                                    under this Agreement) in
                                                    accounts maintained at
                                                    Silicon plus availablity
                                                    under subclause (ii)(a)
                                                    above in an amount equal to
                                                    at least 1.5 times the
                                                    outstanding principal amount
                                                    of the Non-Formula Loans;

                                  minus

                                  (B) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus the FX Reserve.

                                  Accounts Loans and the Overadvance Loans are
                                  "Loans" for all purposes of this Agreement.
                                  Silicon may, from time to time, modify the Advance Rates, in its good faith business judgment, upon notice to the Borrower, based on changes in collection experience with respect to Accounts or other issues or factors relating to the Accounts or other Collateral.

          Letter of Credit
          Sublimit
          (Section 1.6):          The lesser of:

                                  (A)   $3,500,000, minus the FX Reserve; or

                                  (B) an amount equal to (i) the lesser of the Maximum Credit Limit or the Borrowing Base, minus (ii) the FX Reserve, and minus (iii) all outstanding Loans.

          Foreign Exchange
          Contract Sublimit:      The lesser of:


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                                  (A)   $3,500,000, minus the amount of all
                                        outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit): or

                                  (B) an amount equal to (i) the lesser of the Maximum Credit Limit or the Borrowing Base, minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus (iii) all outstanding Loans.

          FX Reserve:                   Borrower may enter into foreign exchange
                                        forward contracts with Silicon, on its
                                        standard forms, under which Borrower
                                        commits to purchase from or sell to
                                        Silicon a set amount of foreign currency more than one business day after the contract date (the "FX Forward
                                        Contracts");  provided that (1) at the
                                        time the FX Forward Contract is entered
                                        into Borrower has Loans available to it
                                        under this Agreement in an amount at
                                        least equal to 10% of the amount of the
                                        FX Forward Contract; and (2) the total
                                        FX Forward Contracts at any one time
                                        outstanding may not exceed 10 times the
                                        amount of the FX  Sublimit set forth
                                        above. The "FX Reserve" shall be a
                                        reserve (which shall be in addition to
                                        all other reserves) in an amount equal
                                        to 10% of the total FX Forward Contracts from time to time outstanding. Silicon may, in its discretion, terminate the FX
                                        Forward Contracts at any time that an
                                        Event of Default occurs and is
                                        continuing. Borrower shall execute all
                                        standard form applications and
                                        agreements of Silicon in connection with the FX Forward Contracts, and without limiting any of the terms of such applications and agreements, Borrower shall pay all standard fees and charges of Silicon in connection with the FX
                                        Forward Contracts.

     2. Modified Maturity Date. Section 4 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

          4.   MATURITY DATE
               (Section 6.1):     August 14, 2007

     3. Modified Minimum Tangible Net Worth Financial Covenant. The Minimum Tangible Net Worth Financial Covenant set forth in Section 5 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:


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          Minimum Tangible
          Net Worth:                    Borrower shall maintain a Tangible Net
                                        Worth of not less than $19,000,000 plus
                                        (i) 40% of all consideration received on or after June 30, 2006 for equity securities and subordinated debt of the Borrower, plus (ii) 25% of the Borrower's net income in each fiscal quarter ending on or after June 30, 2006. Increases in the Minimum Tangible
                                        Net Worth Covenant based on
                                        consideration received for equity
                                        securities and subordinated debt of the
                                        Borrower shall be effective as of the
                                        end of the month in which such
                                        consideration is received, and shall
                                        continue effective thereafter. Increases in the Minimum Tangible Net Worth
                                        Covenant based on net income shall be
                                        effective on the last day of the fiscal
                                        quarter in which said net income is
                                        realized, and shall continue effective
                                        thereafter. In no event shall the
                                        Minimum Tangible Net Worth Covenant be
                                        decreased.

     4. Modified Banking Relationship. Section 8(1) of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

          (1) Banking Relationship. Borrower shall at all times during the term of this Agreement maintain its primary operating deposit accounts with Silicon. Without limiting the generality of the foregoing, Silicon shall be permitted to seek to have Borrower maintain up to all of its total cash and investments held domestically on deposit with Silicon; provided, however, other than its primary operating deposit accounts, Borrower is not obligated to agree to do so. As to any Deposit Accounts and investment accounts maintained with another institution, Borrower shall cause such institution, within 30 days after the date of this Agreement, to enter into a control agreement in form acceptable to Silicon in its good faith business judgment in order to perfect Silicon's first-priority security interest in said Deposit Accounts and investment accounts.

     5. Fee. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $20,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

     6. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     7. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to


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the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   Borrower:                                     Silicon:

   ADEPT TECHNOLOGY, INC.                        SILICON VALLEY BANK


   By:  /s/ Robert H. Bucher                     By:   /s/ Chris Hill
            President or Vice President          Title:    Sr. Vice President

   By:  /s/ Steven L. Moore
            Secretary or Ass't Secretary

   Date:    8/15/06                              Date:    8/15/06


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                                     CONSENT

     The undersigned acknowledges that his consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.



   Adept Technology Holdings, Inc.               Adept Technology Canada Company


   By:   /s/ Steven L. Moore                     By:   /s/ Steven L. Moore
   Title:    Secretary                           Title:    Secretary




   Adept Technology International Ltd.           Adept Technology Canada Holding
                                                 Company



   By:   /s/ Steven L. Moore                     By:   /s/ Steven L. Moore
   Title:    Secretary                           Title:    Secretary




   Adept Global Technologies



   By:   /s/ Steven L. Moore
   Title:    Secretary


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